Exhibit 99.1

SUTHERLAND ASSET MANAGEMENT CORPORATION ANNOUNCES SECOND QUARTER 2017 RESULTS

- Quarterly Net Income and Core Earnings of $0.34 per share of common stock -

- Originated $811.6 Million of Loans During Second Quarter 2017 -

- Declared and Paid Second Quarter Dividend of $0.37 Per Share -

New York, New York, August 3, 2017 / PRNewswire / – Sutherland Asset Management Corporation (“Sutherland” or the “Company”) (NYSE: SLD) today reported financial results for the quarter ended June 30, 2017.

Second Quarter Highlights:

•	Net income of $11.2 million, or $0.34 per share of common stock
•	Core earnings of $11.2 million, or $0.34 per share of common stock
•	Net book value of $16.67 per share of common stock as of June 30, 2017
•	Originated $225.6 million of small balance commercial (“SBC”) loans
•	Originated $26.0 million of loans guaranteed by the U.S. Small Business Administration (the “SBA”) under its Section 7(a) loan program
•	Originated $560.0 million of residential mortgage loans
•	Completed a $65 million re-opening of 7.5% Senior Secured Notes with a yield to maturity of 6.75%
•	Purchased $14.4 million of Freddie Mac multi-family loan securitization Class B certificate

Recent Developments

•	Completed securitization of $154.9 million of acquired SBC owner-occupied loans and sold $139.4 million of the senior bonds at a weighted average pass-through rate of 3.3%
•

Priced issuance of Collateralized Loan Obligation (“CLO”) of $243.8 million of originated transitional loans and sold $198.8 million of the senior bonds at a weighted average pass-through rate of LIBOR plus 139 basis points.

A summary of Sutherland’s operating results for the quarter ended June 30, 2017 is presented below. Sutherland reported U.S. GAAP net income for the three months ended June 30, 2017 of $11.2 million, or $0.34 per share of common stock, and Core Earnings (a non-GAAP financial measure) of $11.2 million, or $0.34 per share of common stock.

The Company issued a full detailed presentation of its second quarter 2017 results, which can be viewed in the investor relations section at www.sutherlandam.com.

Thomas Capasse, Chairman and Chief Executive Officer commented, “During the second quarter we made great strides as the team’s efforts led to a 42% increase in small balance commercial loan originations and a 17% sequential increase in quarterly earnings. We continue to strategically pursue opportunities to grow the platform and drive shareholder value. With two securitizations completed during the past week and the positive results from the execution of a second tranche on our Term Note, Sutherland continues to move down the path necessary to expand ROE in future quarters while raising funds accretively.”

Common Dividends

During the second quarter of 2017, the Company’s Board of Directors declared a quarterly cash dividend of $0.37 per share of common stock and operating partnership unit (“OP unit”) in its operating partnership subsidiary for the quarter ended June 30, 2017 to common stockholders and OP unit holders of record as of June 30, 2017.  The dividend was paid on July 31, 2017.

Use of Non-GAAP Financial Information

In addition to the results presented in accordance with accounting principles generally accepted in the United States ("U.S. GAAP"), this press release includes Core Earnings which is a non-U.S. GAAP financial measure. The Company defines Core Earnings as net income adjusted for unrealized or realized gains (losses) related to mortgage backed securities, unrealized gains (losses) related to residential mortgage servicing rights, and one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains or merger related expenses.

The Company believes that providing investors with this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, gives investors greater transparency into the information used by management in its financial and operational decision-making. However, because Core Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Core Earnings may not be comparable to other similarly-titled measures of other companies.

The following table reconciles net income computed in accordance with U.S. GAAP to Core Earnings for the three months ended June 30, 2017:

(In Millions)	Three Months Ended June 30,2017
Net Income	$11.2
Reconciling items:
Unrealized (gain) loss on mortgage-backed securities	(1.2)
Unrealized (gain) loss on mortgage servicing rights	1.7
Total reconciling items	0.5
Income tax adjustments	(0.5)
Core earnings	$11.2

Webcast and Earnings Conference Call

Management will host a webcast and conference call on Thursday, August 3, 2017 at 8:30 am ET to provide a general business update and discuss the financial results for the quarter ended June 30, 2017.  The conference call can be accessed by dialing 888-299-7209 (domestic) or 719-457-2630 (international).

The conference call will also be available in the Investor Relations section of the Company’s website at www.sutherlandam.com. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software.  A replay of the call will also be available on the Company’s website approximately two hours after the live call through August 17, 2017.  To access the replay, dial 844-512-2921 (domestic) or 412-317-6671 (international). The replay pin number is 3116012.

Safe Harbor Statement

This press release contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to, applicable regulatory changes; general volatility of the capital markets; changes in the Company’s investment objectives and business strategy; the availability of financing on acceptable terms or at all; the availability, terms and deployment of capital; the availability of suitable investment opportunities; changes in the interest rates or the general economy; increased rates of default and/or decreased recovery rates on investments; changes in interest rates, interest rate spreads, the yield curve or prepayment rates; changes in prepayments of Company’s assets; the degree and nature of competition, including competition for the Company's target assets; and other factors, including those set forth in the Risk Factors section of the Company's most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact

Investor Relations
Sutherland Asset Management
212-257-4666
SutherlandIR@waterfallam.com

Additional information can be found on the Company’s website at www.sutherlandam.com.

SUTHERLAND ASSET MANAGEMENT CORPORATION

Unaudited CONSOLIDATED BALANCE SHEETS

(In Thousands)	June 30, 2017	December 31, 2016
Assets:
Cash and cash equivalents	$63,931	$59,566
Restricted cash	17,563	20,190
Short-term investments	—	319,984
Loans, held-for-investment (net of allowances for loan losses of $10,426 at June 30, 2017 and $12,721 at December 31, 2016)	1,005,242	929,529
Loans, held at fair value	170,128	81,592
Loans, held for sale, at fair value	206,706	181,797
Mortgage backed securities, at fair value	43,877	32,391
Loans eligible for repurchase from Ginnie Mae	105,244	137,986
Derivative instruments, at fair value	4,187	5,785
Servicing rights	19,954	22,478
Residential mortgage servicing rights, at fair value	66,797	61,376
Receivable from third parties	106,562	7,220
Other assets	39,452	54,277
Assets of consolidated VIEs	597,277	691,096
Total Assets	$2,446,920	$2,605,267
Liabilities:
Borrowings under credit facilities	316,962	326,610
Promissory note payable	6,773	7,378
Securitized debt obligations of consolidated VIEs	397,911	492,942
Borrowings under repurchase agreements	520,169	600,852
Senior secured note	138,311	—
Guaranteed loan financing	332,812	390,555
Contingent consideration	8,939	14,487
Liabilities for loans eligible for repurchase from Ginnie Mae	105,244	137,986
Derivative instruments, at fair value	931	643
Dividends payable	12,289	11,505
Accounts payable and other accrued liabilities	53,768	70,207
Total Liabilities	$1,894,109	$2,053,165
Stockholders’ Equity:
Common stock, $0.0001 par value, 500,000,000 shares authorized, 31,996,440 and 30,549,084 shares issued and outstanding, respectively	4	3
Additional paid-in capital	537,443	513,295
Deficit	(4,030)	(201)
Total Sutherland Asset Management Corporation equity	533,417	513,097
Non-controlling interests	19,394	39,005
Total Stockholders’ Equity	$552,811	$552,102
Total Liabilities and Stockholders’ Equity	$2,446,920	$2,605,267

SUTHERLAND ASSET MANAGEMENT CORPORATION

Unaudited CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended June 30,		Six Months Ended June 30,
(In Thousands, except share data)	2017	2016	2017	2016
Interest income
Loans, held-for-investment	$28,507	$30,777	$58,607	$63,109
Loans, held at fair value	2,204	2,660	3,829	6,022
Loans, held for sale, at fair value	1,638	—	3,072	—
Mortgage backed securities, at fair value	899	1,064	1,622	3,237
Total interest income	33,248	34,501	67,130	72,368
Interest expense
Securitized debt obligations of consolidated VIEs	(4,761)	(4,530)	(9,883)	(9,071)
Borrowings under repurchase agreements	(4,048)	(3,687)	(8,269)	(7,546)
Guaranteed loan financing	(3,520)	(3,414)	(6,784)	(7,363)
Borrowings under credit facilities	(3,058)	(2,078)	(6,035)	(4,030)
Senior secured note	(1,777)	—	(2,568)	—
Promissory note payable	(66)	(67)	(134)	(67)
Total interest expense	(17,230)	(13,776)	(33,673)	(28,077)
Net interest income before provision for loan losses	16,018	20,725	33,457	44,291
Provision for loan losses	(159)	(2,017)	(1,391)	(4,201)
Net interest income after provision for loan losses	15,859	18,708	32,066	40,090
Non-interest income (expense)
Residential mortgage banking activities, net	10,985	—	21,495	—
Other income	1,588	1,299	2,429	3,607
Servicing income, net of amortization and impairment of $1,511 and $4,276 for the three and six months ended June 30, 2017, and $2,252 and $4,229 for the three and six months ended June 30, 2016, respectively	5,631	1,347	10,074	2,760
Employee compensation and benefits	(13,451)	(4,112)	(26,915)	(9,182)
Allocated employee compensation and benefits from related party	(1,008)	(900)	(2,020)	(1,800)
Professional fees	(2,023)	(3,677)	(4,182)	(5,453)
Management fees – related party	(2,007)	(1,833)	(3,984)	(3,671)
Loan servicing expense	(2,611)	(1,185)	(4,126)	(2,061)
Other operating expenses	(6,206)	(3,818)	(11,736)	(7,681)
Total non-interest income (expense)	(9,102)	(12,879)	(18,965)	(23,481)
Net realized gain on financial instruments	4,491	1,075	7,456	1,266
Net unrealized gain on financial instruments	974	2,602	2,257	2,266
Income from continued operations before provision for income taxes	12,222	9,506	22,814	20,141
Provision for income taxes	(1,069)	(858)	(2,104)	(2,029)
Net income from continuing operations	11,153	8,648	20,710	18,112
Discontinued operations
Loss from discontinued operations (including gain on disposal of $267 in the six months ended June 30, 2016)	—	—	—	(576)
Income tax benefit	—	—	—	225
Loss from discontinued operations	—	—	—	(351)
Net income	11,153	8,648	20,710	17,761
Less: Net income attributable to non-controlling interest	657	703	1,358	1,440
Net income attributable to Sutherland Asset Management Corporation	$10,496	$7,945	$19,352	$16,321

Earnings (loss) per basic common share
Continuing operations	$0.34	$0.31	$0.63	$0.64
Discontinued operations	$—	$—	$—	$(0.01)
Earnings (loss) per diluted common share
Continuing operations	$0.34	$0.31	$0.63	$0.64
Discontinued operations	$—	$—	$—	$(0.01)

Weighted-average shares outstanding
Basic	30,768,900	25,870,420	30,659,958	25,870,453
Diluted	30,769,332	25,870,420	30,660,175	25,870,453
Dividends declared per share of common stock	$0.37	$0.45	$0.74	$0.45

SUTHERLAND ASSET MANAGEMENT CORPORATION

Unaudited SEGMENT REPORTING

fOR THE THREE MONTHS ENDED JUNE 30, 2017

		SBC	SBA Originations,	Residential
	Loan	Conventional	Acquisitions,	Mortgage
(In Thousands)	Acquisitions	Originations	and Servicing	Banking	Consolidated
Interest income
Loans, held-for-investment	$16,590	$2,140	$9,752	$25	$28,507
Loans, held at fair value	613	1,591	—	—	2,204
Loans, held for sale, at fair value	373	241	—	1,024	1,638
Mortgage backed securities, at fair value	899	—	—	—	899
Total interest income	$18,475	3,972	$9,752	$1,049	$33,248
Interest expense
Securitized debt obligations of consolidated VIEs	(4,492)	—	(269)	—	(4,761)
Borrowings under repurchase agreements	(2,596)	(1,452)	—	—	(4,048)
Guaranteed loan financing	—	—	(3,520)	—	(3,520)
Borrowings under credit facilities	(1,584)	(170)	(477)	(827)	(3,058)
Senior secured note	—	(1,777)	—	—	(1,777)
Promissory note payable	(66)	—	—	—	(66)
Total interest expense	$(8,738)	$(3,399)	$(4,266)	$(827)	$(17,230)
Net interest income before provision for loan losses	$9,737	$573	$5,486	$222	$16,018
Provision for loan losses	(102)	12	(69)	—	(159)
Net interest income after provision for loan losses	$9,635	$585	$5,417	$222	$15,859
Non-interest income (expense)
Residential mortgage banking activities, net	$—	$—	$—	$10,985	$10,985
Other income (loss)	754	1,022	(222)	34	1,588
Servicing income	26	139	1,246	4,220	5,631
Employee compensation and benefits	5	(1,890)	(2,488)	(9,078)	(13,451)
Allocated employee compensation and benefits from related party	179	(615)	(595)	23	(1,008)
Professional fees	(188)	(579)	(868)	(388)	(2,023)
Management fees – related party	(1,156)	(282)	(322)	(247)	(2,007)
Loan servicing expense	(997)	(288)	479	(1,805)	(2,611)
Other operating expenses	(390)	(2,090)	(1,470)	(2,256)	(6,206)
Total non-interest income (expense)	$(1,767)	$(4,583)	$(4,240)	$1,488	$(9,102)
Net realized gain on financial instruments	396	1,740	2,355	—	4,491
Net unrealized gain (loss) on financial instruments	863	1,782	—	(1,671)	974
Net income (loss) before provision for income taxes	$9,127	$(476)	$3,532	$39	$12,222
Provision for income taxes	452	5	(1,270)	(256)	(1,069)
Net income	$9,579	$(471)	$2,262	$(217)	$11,153
Total Assets	$1,253,880	$345,597	$530,482	$316,961	$2,446,920

SUTHERLAND ASSET MANAGEMENT CORPORATION

Unaudited SEGMENT REPORTING

fOR THE SIX MONTHS ENDED JUNE 30, 2017

		SBC	SBA Originations,	Residential
	Loan	Conventional	Acquisitions,	Mortgage
(In Thousands)	Acquisitions	Originations	and Servicing	Banking	Consolidated
Interest income
Loans, held-for-investment	$35,157	$3,330	$19,895	$225	$58,607
Loans, held at fair value	876	2,953	—	—	3,829
Loans, held for sale, at fair value	794	424	—	1,854	3,072
Mortgage backed securities, at fair value	1,622	—	—	—	1,622
Total interest income	$38,449	6,707	$19,895	$2,079	$67,130
Interest expense
Securitized debt obligations of consolidated VIEs	(9,316)	—	(567)	—	(9,883)
Borrowings under repurchase agreements	(5,612)	(2,657)	—	—	(8,269)
Guaranteed loan financing	—	—	(6,784)	—	(6,784)
Borrowings under credit facilities	(3,260)	(360)	(902)	(1,513)	(6,035)
Senior secured note	—	(2,568)	—	—	(2,568)
Promissory note payable	(134)	—	—	—	(134)
Total interest expense	$(18,322)	$(5,585)	$(8,253)	$(1,513)	$(33,673)
Net interest income before provision for loan losses	$20,127	$1,122	$11,642	$566	$33,457
Provision for loan losses	(724)	(84)	(583)	—	(1,391)
Net interest income after provision for loan losses	$19,403	$1,038	$11,059	$566	$32,066
Non-interest income (expense)
Residential mortgage banking activities, net	$—	$—	$—	$21,495	$21,495
Other income (loss)	889	1,577	(89)	52	2,429
Servicing income	32	(363)	2,043	8,362	10,074
Employee compensation and benefits	(616)	(3,916)	(4,687)	(17,696)	(26,915)
Allocated employee compensation and benefits from related party	(405)	(757)	(757)	(101)	(2,020)
Professional fees	(1,232)	(907)	(1,355)	(688)	(4,182)
Management fees – related party	(2,296)	(559)	(639)	(490)	(3,984)
Loan servicing expense	(1,897)	(535)	1,587	(3,281)	(4,126)
Other operating expenses	(1,981)	(3,894)	(2,355)	(3,506)	(11,736)
Total non-interest income (expense)	$(7,506)	$(9,354)	$(6,252)	$4,147	$(18,965)
Net realized gain on financial instruments	986	3,060	3,410	—	7,456
Net unrealized gain (loss) on financial instruments	1,469	2,800	212	(2,224)	2,257
Net income (loss) before provision for income taxes	$14,352	$(2,456)	$8,429	$2,489	$22,814
Provision for income taxes	554	265	(2,177)	(746)	(2,104)
Net income	$14,906	$(2,191)	$6,252	$1,743	$20,710
Total Assets	$1,253,880	$345,597	$530,482	$316,961	$2,446,920